Committed Charter Income (Detail) (Fair Value, Concentration of Risk, Market Risk Management, Effects on Income or Net Assets, Charter Income, USD $)	Dec. 31, 2013
Fair Value, Concentration of Risk, Market Risk Management, Effects on Income or Net Assets | Charter Income
Concentration Risk [Line Items]
2014:	$ 87,180,374
2015:	30,740,750
2016:	27,118,250
2017:	18,177,000
2018:	$ 18,177,000